UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	February 9, 2006
(Date of earliest event reported):	February 9, 2006
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

     Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Fulton files this amended report to correct typographical errors in a report on Form 8-K filed with the Commission earlier today, February 9, 2006.  The presentation being reported will be held today, February 9, 2006, not January 9, 2006, and Chief Executive Officer Smith is also Chairman.  In the interest of clarity, this amended report amends and restates in its entirety that previously filed report.

Item 7.01 - Regulation FD Disclosure

Pursuant to Regulation FD, information is being furnished as an Exhibit to this Current Report with respect to presentation material to be used by Fulton in connection with presentation to be made by R. Scott Smith, Jr., Chairman, President and Chief Executive Officer of Fulton, on February 9, 2006.  This presentation provides an overview of Fulton’s strategy and performance.

The presentation may contain forward-looking statements about Fulton’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio.  Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.  Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward looking statements.  Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, Fulton’s success in merger and acquisition integration, and customer acceptance of the Corporation’s products and services. Fulton undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 -Financial Statements and Exhibits

(c) Exhibits

The exhibits listed below are to be considered “filed” under the Securities Exchange Act of 1934, as amended.

Exhibit No.

Description

    *99.1

Presentation Slides

* Incorporation by reference from the Current Report on Form 8-K dated February 9, 2006.  By incorporating by reference herein, these documents are considered “filed” under the Securities Exchange act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2006 FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

    *99.1

Presentation Slides

* Incorporation by reference from the Current Report on Form 8-K dated February 9, 2006.  By incorporating by reference herein, these documents are considered “filed” under the Securities Exchange act of 1934, as amended.

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